UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

VERAMARK TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Monroe Avenue, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry Into Material Definitive Agreements

On October 15, 2008, Veramark Technologies, Inc. (the “Registrant”) entered into an Amended Salary Continuation Agreement (the “Agreement”), effective as of October 10, 2008, with Ronald C. Lundy, Vice President of Finance and Chief Financial Officer (the Employee), which amended a Salary Continuation Agreement (the “Original Agreement”) dated October 14, 1998. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the terms of the Agreement, the Original Agreement was amended in its entirety and replaced with the Agreement. The principal provision of the Agreement was the deletion of the formula based retirement benefit, which the Employee was eligible to receive at Retirement Age under the Original Agreement. In its place, the Agreement established a fixed amount payable when the Employee reaches Retirement Age.

The material terms of the Agreement include:

•	If Employee lives to Retirement Age and has completed the requisite number of years of service, the Registrant will pay a retirement benefit to the Employee, or his Designated Beneficiary, beginning at Retirement Age and continuing for a minimum of ten (10) years and thereafter until Employee’s death.

•	The retirement benefit is fixed at $43,680 per annum irrespective of any additional years of employment beyond the date of the Agreement.

•	The retirement benefit can be forfeited in the event the Employee engages in identified prohibited acts, including a prohibition from competition.

Section 5 – Corporate Governance and Management

Item 5.02(e) Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2008, Veramark Technologies, Inc. (the “Registrant”) entered into an Amended Salary Continuation Agreement (the “Agreement”), effective as of October 10, 2008, with Ronald C. Lundy, Vice President of Finance and Chief Financial Officer (the Employee). The material terms of the Agreement are detailed in Item 1.01 of this filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amended Salary Continuation Agreement between the Registrant and Ronald C. Lundy effective October 10, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veramark Technologies, Inc.
Dated: October 17, 2008	(Registrant)

By /s/ Anthony C. Mazzullo
Anthony C. Mazzullo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amended Salary Continuation Agreement between the Registrant and Ronald C. Lundy effective October 10, 2008